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                                  CERTIFICATION
                                  -------------

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of The Hartford Income Shares Fund, Inc., does hereby certify, to such officer's knowledge, that:

         The semi-annual report on Form N-CSR of The Hartford Income Shares Fund, Inc.for the period ended January 31, 2005 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.



Date:  March 11, 2005                          By: John C. Walters
                                                   ---------------
                                                   John C. Walters
                                                   Its: President


Date:  March 11, 2005                          By: /s/ Tamara L. Fagely
                                                   --------------------
                                                   Tamara L. Fagely
                                                   Its: Vice President,
                                                     Controller and Treasurer





A signed original of this written statement required by Section 906 has been provided to The Hartford Income Shares Fund, Inc. and will be retained by The Hartford Income Shares Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.